File Number:333-110037
                                                   Filed Pursuant to Rule 497(e)
                                                   of the Securities Act of 1933



                                                                  March 13, 2009


             Supplement to the May 1, 2008  Prospectuses for

    Fund                                     Prospectuses
    Pioneer AMT-Free CA Municipal Fund       Class A, Class B and C Shares
    Pioneer AMT-Free Municipal Fund          Class A, Class B and Class C Shares
                                             and Class Y Shares

Management

Effective April 1, 2009, the following replaces the first paragraph in the section entitled "Portfolio management":

Portfolio management

     Day-to-day management of the fund's portfolio is the responsibility of David Eurkus, lead portfolio manager. Mr. Eurkus is supported by Timothy Pynchon, portfolio manager, and the fixed income team. Members of this team manage other Pioneer funds investing primarily in fixed income securities. The portfolio managers and the team also may draw upon the research and investment management expertise of Pioneer's affiliate, Pioneer Investment Management Limited. Mr. Eurkus joined Pioneer as a senior vice president in 2001 and has been an investment professional since 1969. Mr. Pynchon joined Pioneer as a vice president in 2000 and has been an investment professional since 1982.


                                                                   22919-00-0309
                                            2009 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC